Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

University of Pennsylvania

Second Amendment to Amended and Restated License Agreement

This Second Amendment to the Amended and Restated License Agreement (this “Second Amendment”) is effective as of October 19, 2021, is made by and between The Trustees of the University of Pennsylvania (“Penn”) and Cabaletta Bio, Inc. (“Licensee”) and The Children’s Hospital of Philadelphia (“CHOP”), and amends that certain Amended and Restated License Agreement between the Parties, dated July 23, 2019, as amended by the First Amendment to Patent License Agreement, effective May 1, 2020 (collectively the “CARLA”). Capitalized terms used herein shall have the meanings given in the CARLA.

BACKGROUND

The Parties desire to amend the CARLA to extend certain Achievement Dates for certain Regulatory Diligence Events.

Now, therefore, the Parties hereby agree as follows:

1.	Exhibit B to the CARLA is hereby amended and restated in its entirety and is replaced by Exhibit B to this Second Amendment.
2.

The Parties acknowledge and agree that the extension of Achievement Dates in the [***] pursuant to this Second Amendment shall not count towards the [***] limit, and shall not require any payment by Licensee, in each case notwithstanding any terms to the contrary as set forth in Exhibit B.

3.

This Second Amendment, together with the CARLA, constitute the entire agreement between the Parties with respect to the subject matter hereof.  All other terms and provisions of the CARLA remain in full force and effect, except as expressly amended by this Second Amendment.

4.	This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and together shall be deemed one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Second Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:     /s/ Benjamin Dibling

Name: Benjamin Dibling, Ph.D.

Title: Deputy Managing Director, Penn Center for Innovation

Date: 10/19/2021

Cabaletta Bio, Inc.

By:     /s/ Steven Nichtberger

Name: Steven Nichtberger

Title: CEO

Date: 19 October 2021

THE CHIldren’s Hospital of Philadelphia

By:   /s/ Camille Joy-Tornetta

Name: Camille Joy-Tornetta

Title: Director, Technology Transfer

Date: 10/20/2021

Signature Page to Second Amendment to CARLA

Exhibit B

Certain Financial Terms

Development & Commercialization	Diligence EventAchievement DateFinancial Diligence[***][***][***][***][***][***]Regulatory Diligence[***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***][***]

•Licensee may extend any outstanding Achievement Date for a Financial Diligence Event by [***] by making a [***] payment to Penn prior to the expiration of such Achievement Date for such Financial Diligence Event.

•Licensee may extend any outstanding Achievement Date for a Regulatory Diligence Event by [***], but not more than [***], by making a [***] payment per extension to Penn prior to the expiration of such Achievement Date for such Regulatory Diligence Event (and upon any such [***] extension, all Achievement Dates for subsequent outstanding Regulatory Diligence Events in such Subfield would be extended by [***] to reflect the downstream effect of a delay in the prior Regulatory Diligence Event).

Certain Financial Terms

•License Maintenance Fee. [***]

•Milestone Payments.

MilestoneMilestone Payment[***][***][***][***][***][***][***][***][***][***][***][***][***][***]

Milestone Payments shall be reduced by [***] for the second Product that achieves a Milestone, and shall be further reduced by an additional [***] for the third Product that achieves a Milestone, and so on for each subsequent Product that achieves a Milestone.

•Royalty.

Royalty Rate (% of Net Sales of Product)For Portion of Annual Net Sales[***][***][***][***][***][***]

•Minimum Annual Royalties.

Year:First Year after First Commercial SaleSecond Year after First Commercial Sale, and each year thereafterMinimum Annual Royalty:[***][***]

•Penn Sublicense Income.

Stage% of income[***][***][***][***][***][***][***][***]